SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


      Date of Report (Date of earliest event reported):   August 17, 2004


                     GREAT WESTERN LAND AND RECREATION, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                       0-18808                  13-3530765
(State or other jurisdiction    (Commission File No.)     (IRS Employer ID No.)
   of incorporation)


         7373 N. Scottsdale Road, Suite C140, Scottsdale, Arizona 85253
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (480) 949-6007


          --------------------------------------------------------------
          (Former name or former address, if changed since last report)

                     GREAT WESTERN LAND AND RECREATION, INC.

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

Attached to this Current Report as Exhibit 99 is a copy of a news release for Great Western Land and Recreation, Inc. dated August 17, 2004 titled "Great Western Names David Weber Chief Operating Officer."

Exhibit No.  Description
-----------  -----------

99 News release for Great Western Land and Recreation, Inc. dated August 17, 2004 titled "Great Western Land and Recreation Names David Weber President & COO."


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      August 17, 2004          GREAT WESTERN LAND AND RECREATION, INC.

                               By: /s/ Ron O'Connor
                                   -------------------------------------------
                                   Senior Vice President and Chief Financial
                                   Officer